EXHIBIT 99.1

LETTER OF TRANSMITTAL

for

Offer to Exchange All Outstanding

12.00% Senior Discount Notes due February 15, 2015

for

12.00% Senior Discount Notes due February 15, 2015

which have been registered under the Securities Act of 1933

OF

STANADYNE HOLDINGS, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2005 (THE “EXPIRATION DATE”) UNLESS EXTENDED. ANY OLD NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXCHANGE OFFER EXPIRES.

The Exchange Agent is:

THE BANK OF NEW YORK

By Mail, Hand or Overnight Delivery The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, NY 10286 Attn: Mr. Randolph Holder	By Facsimile: 212-298-1915 For Information or Confirmation by Telephone: 212-815-5098

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges receipt of the Prospectus dated [            ], 2005 (as the same may be amended or supplemented from time to time, the “Prospectus”) of Stanadyne Corporation (the “Issuer”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuer’s offer (the “Exchange Offer”) to exchange its 12.00% Senior Discount Notes due February 15, 2015 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Exchange Notes”) for its outstanding 12.00% Senior Discount Notes due February 15, 2015 (the “Old Notes” and, together with the Exchange Notes, the “Notes”) from the holders thereof.

Holders (as defined herein) who wish to be eligible to receive Exchange Notes (as defined herein) for their Old Notes (as defined herein) pursuant to the Exchange Offer must validly tender (and not withdraw) their Outstanding Notes to the Exchange Agent prior to the expiration date.

The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

The Issuer is not making the exchange offer to holders of the Old Notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction. The Issuer also will not accept surrenders for exchange from holders of the Old Notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMTTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRASMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT COVER OF THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal need not be completed if (a) the Old Notes are being tendered by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering” beginning on page [    ] and (b) an “Agent’s Message” is delivered to the Exchange Agent as described on page [    ] of the Prospectus.

This Letter of Transmittal is to be completed by a holder of Old Notes if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering” beginning on page [    ], but only if an agent’s message is not delivered through DTC’s Automated Tender Offer Program (“ATOP”). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will also send an Agent’s Message to the Exchange Agent for its acceptance. The Agent’s Message will state that DTC has received an express acknowledgment from the tendering holder of Old Notes, which acknowledgment will confirm that such holder of Old Notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and that Stanadyne Corporation may enforce this Letter of Transmittal against such holder of Old Notes. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter of Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP.

The undersigned has completed and checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE

LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the requisite information should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED HEREWITH

Name of DTC Participant and Participant’s DTC Account Number in Which Old Notes are Held (Please fill in if blank)	Aggregate Principal Amount of Old Notes Tendered

Total:

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person whose Old Notes are held of record by The Depository Trust Company (“DTC”).

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO

THE EXCHANGE AGENT.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount at maturity of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Exchange and Registration Rights Agreement dated December 20, 2004, between Stanadyne Holdings, Inc. and the Purchaser (the “Registration Rights Agreement”), and that the Issuer shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. In addition, the undersigned releases and discharges Stanadyne Corporation and the Trustee with respect to the Old Notes from any and all claims such holder may have, now or in the future, arising out of or related to the Old Notes except any claims arising now or in the future under federal securities laws. The undersigned acknowledges and agrees that the tender of Old Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus. The undersigned has read and agrees to all terms of the Exchange Offer.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes.

In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal.

By tendering shares of Old Notes and executing this Letter of Transmittal, the undersigned represents: (1) that Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the person receiving the Exchange Notes whether or not the undersigned is such person, (2) that the undersigned, at the time of the commencement or consummation of the Exchange Offer has no intention to engage in, or an arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such Exchange Notes in violation of the Securities Act, (3) that the undersigned is not an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act and (4) that if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer the undersigned represents that it will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, and acknowledges that it will comply with the applicable provisions of the Securities Act, including delivering a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Old Notes) with the Prospectus. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for old notes where such old notes were acquired by such broker-deals as a result of market-making activities or other trading activities. The Company has agreed that, for a period of up to 180 days following the effective date of the registration statement, it will make this prospectus available to any broker-dealer for use in connection with any such resale. By accepting the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that acquired Old Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

The undersigned understands that all resales of the Exchange Notes must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Issuer assumes no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.

Any holder of Old Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the Exchange Notes to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please deliver the Exchange Notes to the account indicated above maintained at DTC. Any Old Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Exchange Offer.

The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Exchange Offer or, as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer,” to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying substitute Form W-9)

Must be signed by registered holder(s) in whose name Old Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))

Date

Name(s)

(Please Print)

Capacity (full title)

Address

(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 3) Authorized Signature Dated Name Title Name of Firm Address of Firm (Include Zip Code) Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Exchange Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue:    ☐ Old Notes not tendered to:

             ☐ Exchange Notes to:

Name(s)

Address:

(Include Zip Code)

Daytime Area Code and

Telephone No.

Tax Identification No.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Exchange Notes or Old Notes not tendered are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:    ☐ Old Notes not tendered to:

            ☐ Exchange Notes to:

Name(s)

Address:

(Include Zip Code)

Area Code and

Telephone No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal.

To tender Old Notes in the Exchange Offer, book-entry transfer of the Old Notes into the Exchange Agent’s account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or an Agent’s Message in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent, at its address set forth herein, prior to 5:00 p.m., New York City time on the Expiration Date. Tenders of Old Notes in the Exchange Offer may be made prior to 5:00 p.m., New York City time, on the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents, including delivery through DTC and any acceptance of an Agent’s Message transmitted through DTC’s automated tender offer program, is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Old Notes or Letters of Transmittal should be sent to the Issuer.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2. Withdrawals.

A tender pursuant to the Exchange Offer may be withdrawn. Tenders of Old Notes in connection with the Exchange Offer may be withdrawn:

•	at any time during the period the Exchange Offer remains open, as such date may be extended; and

•	if not yet accepted for payment, after the expiration of 40 business days from the commencement of the Exchange Offer.

Tenders of Old Notes may not be withdrawn at any time after 5:00 p.m., New York City time on the Expiration Date of the Exchange Offer except as noted above.

To be effective with respect to the tender of Old Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above prior to 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person who tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes); (iv) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee) or be accompanied by documents of transfer sufficient to permit the trustee with respect to the Old Notes to register the transfer of such Old Notes into the name of the holder who tendered the notes and is withdrawing them; and (vi) specify the name in which any such Old Notes are to be registered if different from that of the holder who tendered the notes. Any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above but which are not exchanged for any reason will be credited to an account with such book-entry transfer facility specified by the holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

This Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the Old Notes tendered hereby. The signature(s) on this Letter of Transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Old Notes is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

If any of the Old Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal.

If this Letter of Transmittal or any Old Notes or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Stanadyne Corporation, proper evidence satisfactory to Stanadyne Corporation of its authority to so act must be submitted with this Letter of Transmittal.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution (as defined below), unless Old Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4. Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5. Transfer Taxes.

The Issuer shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any other person other than the registered holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6. Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. Substitute Form W-9

Each holder of Old Notes whose Old Notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number (“TIN”) (e.g., the holder’s Social Security or federal employer identification number) and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify under penalties of perjury that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding (currently 28%) on payments made in connection with the Old Notes or the Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Old Notes or the Exchange Notes, a percentage (currently 28%) of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service.

IMPORTANT:	THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder of Old Notes whose Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York, as Paying Agent (the “Paying Agent”), through the Exchange Agent, with either (i) such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN), (B) that the holder of Old Notes is not subject to backup withholding because (x) such holder of Old Notes is exempt from backup withholding, (y) such holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding and (C) that the holder of Old Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is a U.S. individual, the TIN is such holder’s social security number. If the Paying Agent is not provided with the correct TIN, the holder of Old Notes may also be subject to certain penalties imposed by the Internal Revenue Service.

Certain holders of Old Notes (including, among others, all U.S. corporations and certain foreign individuals and entities) are not subject to these backup withholding requirements. However, exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, provide its TIN and indicate by checking the appropriate boxes in Part 4 of the Substitute Form W-9 that it is a corporation and that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit the appropriate Form W-8, rather than a Form W-9, signed under penalties of perjury, attesting to that individual’s exempt status. The appropriate Form W-8 can be obtained from the Paying Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

If backup withholding applies, the Paying Agent is required to withhold a percentage (currently 28%) of any payments made to the holder of Old Notes or Exchange Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Old Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold a percentage (currently 28%) of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

The holder of Old Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYING AGENT.—Social Security numbers and individual taxpayer identification numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give name and the SOCIAL SECURITY number (or individual taxpayer identification number) of—	For this type of account:	Give the name and the EMPLOYER IDENTIFICATION number of—

1. An individual’s account

2. Two or more individuals (joint account)

3. Custodian account of a minor (Uniform Gift to Minors Act)

4. Account in the name of guardian or committee for a designated ward, minor, or incompetent person

5. a. The usual revocable     savings trust account     (grantor is also      trustee)

b. So-called trust account that is not a legal or valid trust under State law.

6. Sole proprietorship account or single owner LLC

The individual

The actual owner of the account or, if combined funds, the first individual on the account

The minor

The ward, minor, or incompetent person

The grantor-trustee

The actual owner

The owner (or the Employer Identification number of the sole proprietorship) (you must show the name of the owner but you may also enter your business or “doing business as” name)

7. A valid trust, estate or pension trust

8. Corporate or LLC electing corporate status

9. Religious, charitable, or educational organization account or an association, club or other tax-exempt organization

10. Partnership or multi-member LLC

11. A broker or registered nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school, district, or prison) that receives agricultural program payments

The legal entity (do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)

The corporation

The organization

The partnership

The broker or nominee

The public entity

*	Note: If no name is circled when there is more than one name listed, the TIN will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number or Form W-7, Application for Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

To complete Substitute Form W-9, if you do not have a taxpayer identification number, check the box in Part 3, sign and date the Form, and give it to the requestor. In addition, you must complete the Certificate of Awaiting Taxpayer Identification Number.

Payee Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodian account under section 403(b) (7) if the account satisfies the requirements of section 401(f)(2).

•	The United States, or any agency or instrumentally thereof.

•	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	An international organization or any agency, or instrumentality thereof.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

Payees that may be specifically exempted from backup withholding on certain payments include the following:

•	A corporation.

•	A financial institution.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A nominee or custodian.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times during the taxable year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

EXEMPT PAYEES SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYING AGENT, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX LABELLED “EXEMPT FROM BACKUP WITHHOLDING”, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

Penalties

1. Penalty or Failure to Furnish Taxpayer identification Number.— If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause And not to willful neglect.

2. Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

3. Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may be subject to criminal penalties including fines and/or imprisonment.

4. Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of Federal Law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT

YOUR TAX ADVISOR OR THE INTERNAL

REVENUE SERVICE.

PAYOR’S NAME: The Bank of New York, as Exchange Agent
SUBSTITUTE W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	Part I—PLEASE PROVIDE YOUR TIN AND CERTIFY BY SIGNING AND DATING BELOW	Name Social Security Number OR Employer Identification Number

Part 2—Certification—

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3— Awaiting TIN ☐
Part 4—Check appropriate boxes: Individual/Sole proprietor ☐ Exempt from backup withholding ☐ Partnership ☐ Corporation ☐ Other (specify) ☐

Certificate Instructions—You must cross out item (2) of Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PERCENTAGE (CURRENTLY 28%) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

    Signature                                                                                                                         Date